Exhibit 99.1

FOR IMMEDIATE RELEASE	Contact:	Valley National Bancorp Michael Hagedorn Senior Executive Vice President and Chief Financial Officer 973-872-4885

VALLEY NATIONAL BANCORP RECEIVES APPLICATION WAIVER

FOR THE ACQUISITION OF ORITANI FINANCIAL CORP.

FROM THE FEDERAL RESERVE

New York, N.Y. – Friday, October 25, 2019 - Valley National Bancorp (NASDAQ:VLY) (“Valley”) announced today it received notice from the Board of Governors of the Federal Reserve System that it waived the requirement for a bank merger application for the previously announced merger of Oritani Financial Corp. (NASDAQ: ORIT) (“Oritani”) with and into Valley (the “Proposed Transaction”). In conjunction with the previously announced approval from the Office of the Comptroller of the Currency, Valley has obtained the requisite regulatory approvals to complete the Proposed Transaction.

The Proposed Transaction remains subject to other customary closing conditions, including approval by the shareholders of both Valley and Oritani. Valley and Oritani will hold their respective shareholder meetings on November 14, 2019 to vote on the Proposed Transaction. If shareholders approve, Valley and Oritani expect to close the Proposed Transaction in the fourth quarter of 2019.

The combined company is expected to have approximately $38 billion in assets, $30 billion in loans, $29 billion in deposits, and 245 branches across New Jersey, New York, Florida, and Alabama.

About Valley
As the principal subsidiary of Valley National Bancorp, Valley National Bank is a regional bank with approximately $33.8 billion in assets. Valley is committed to giving people and businesses the power to succeed. Valley operates over 200 branches across New Jersey, New York, Florida and Alabama, and is committed to providing the most convenient service, the latest innovations and an experienced and knowledgeable team dedicated to meeting customer needs. Helping communities grow and prosper is the heart of Valley's corporate citizenship philosophy. To learn more about Valley, go to www.valley.com or call our Customer Service Center at 800-522-4100.

About Oritani
Oritani Financial Corp. is the holding company for Oritani Bank, a New Jersey state chartered bank offering a full range of retail and commercial loan and deposit products. Oritani Bank is dedicated to providing exceptional personal service to its individual and business customers. Oritani currently operates its main office and 25 full-service branches in the New Jersey Counties of Bergen, Hudson, Essex and Passaic. For additional information about Oritani Bank, please visit www.oritani.com.

One Penn Plaza, New York, NY 10119           phone: 973-305-3380           fax: 973-696-2044           www.valleynationalbank.com

Additional Information and Where to Find It

In connection with the Proposed Transaction, Valley filed with the SEC a Registration Statement on Form S-4 containing a joint proxy statement of Valley and Oritani that also constitutes a prospectus of Valley. Investors and security holders are advised to read the joint proxy statement/prospectus because it contains important information. Investors and security holders may obtain a free copy of the registration statement, including the joint proxy statement/prospectus, and other documents filed by Valley and Oritani with the SEC at the SEC’s web site at www.sec.gov. These documents may be accessed and downloaded for free at Valley’s web site at http://www.valleynationalbank.com/filings.html or by directing a request to Ronald H. Janis, Senior Executive Vice President & General Counsel, Valley National Bancorp, at 1455 Valley Road, Wayne, New Jersey 07470, telephone (973) 305-8800. Oritani’s documents may be accessed and downloaded for free at Oritani’s website at www.oritani.com oritani.com or by directing a request to Kevin Lynch, Chairman, President and Chief Executive Officer, Oritani Financial Corp., at 370 Pascack Road, Township of Washington, New Jersey 07676, telephone (201) 664-5400.

Participants in the Solicitation

This communication is not a solicitation of a proxy from any security holder of Valley or Oritani. However, Valley, Oritani, their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from security holders of Valley or Oritani in respect of the Proposed Transaction. Information regarding the directors and executive officers of Valley may be found in its definitive proxy statement relating to its 2019 Annual Meeting of Shareholders filed with the Commission on March 8, 2019 and its Annual Report on Form 10-K for the year ended December 31, 2018, each of which can be obtained free of charge from Valley’s website. Information regarding the directors and executive officers of Oritani may be found in its definitive proxy statement relating to its 2018 Annual Meeting of Stockholders filed with the Commission on October 11, 2018 and its Annual Report on Form 10-K and Form 10-KA for the year ended June 30, 2019, each of which can be obtained free of charge from Oritani’s website. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC.

Forward-Looking Statement

The foregoing contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including but not limited to those regarding the Proposed Transaction. Such statements are not historical facts and include expressions about management’s confidence and strategies and management’s expectations about new and existing programs and products, relationships, opportunities, taxation, technology and market conditions. These statements may be identified by such forward-looking terminology as “expect,” “believe,” “view,” “opportunity,” “allow,” “continues,” “reflects,” “typically,” “usually,” “anticipate,” or similar statements or variations of such terms. Such forward-looking statements involve certain risks and uncertainties. Actual results may differ materially from such forward-looking statements. Factors that may cause actual results to differ from those contemplated by such forward-looking statements include, but are not limited to, the following: failure to obtain shareholder approval for the Proposed Transaction or to satisfy other conditions to the Proposed Transaction on the proposed terms and within the proposed timeframe including, without limitation, delays in closing the Proposed Transaction; the inability to realize expected cost savings and synergies from the Proposed Transaction in amounts or in the timeframe anticipated; changes in the estimates of non-recurring

One Penn Plaza, New York, NY 10119           phone: 973-305-3380           fax: 973-696-2044           www.valleynationalbank.com

charges; the diversion of management’s time on issues relating to the Proposed Transaction; costs or difficulties relating to Oritani integration matters might be greater than expected; changes in the stock price of Valley from the date of the announcement of the Proposed Transaction to the closing date; material adverse changes in Valley’s or Oritani’s operations or earnings; the inability to retain customers and qualified employees of Oritani; developments in the DC Solar bankruptcy and federal investigations that could require the recognition of additional tax provision charges related to uncertain tax liability positions; higher or lower than expected income tax expense or tax rates, including increases or decreases resulting from changes in uncertain tax position liabilities, tax laws, regulations and case law; and weakness or a decline in the U.S. economy, in particular in New Jersey, the New York Metropolitan area (including Long Island), Florida and Alabama, as well as an unexpected decline in commercial real estate values within our market areas, as well as the risk factors set forth in Valley’s Annual Report on Form 10-K for the year ended December 31, 2018. Valley assumes no obligation for updating any such forward-looking statement at any time.

One Penn Plaza, New York, NY 10119           phone: 973-305-3380           fax: 973-696-2044           www.valleynationalbank.com